[LOGO]

                           INTERSTATE TAX-EXEMPT FUND
                              A MONEY-MARKET FUND

                                   PROSPECTUS
                JULY 31, 2000, AS SUPPLEMENTED ON APRIL 9, 2001

The INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust (the "Fund") is a no-load money-market fund whose investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity.

Effective April 9, 2001, the Fund offers eight classes of shares: Class 8, Class 15, Class 25, Class 35, Class 45, Treasurer's Trust, Class 75 and Class R.

                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSIONNOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS.ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

TABLE OF CONTENTS


ABOUT THE FUND
Investment Objective ......................................................... 2
Investment Strategies ........................................................ 2
Principal Risks of Investing in the Fund ..................................... 4
Performance .................................................................. 5
Fees & Expenses of the Fund .................................................. 6
Fund Management .............................................................. 7



YOUR ACCOUNT
How to buy shares ............................................................ 9
Selling shares .............................................................. 10



ACCOUNT SERVICES ............................................................ 13



DIVIDENDS & TAXES ........................................................... 14



FINANCIAL HIGHLIGHTS ........................................................ 15


QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (facsimile)
Customerservice@reservefunds.com
                                   or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE-TM-

ABOUT THE FUND

The Fund is designed as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. Classes 8, 15, 25, 35 and 45 are specifically designed for institutional investors. Treasurer's Trust is specifically designed for sweep accounts and Class 75 and Class R are specifically designed for direct retail investors.

All outstanding shares of the Fund as of April 8, 2001 are now designated as Class R.

The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as, evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

INVESTMENT STRATEGIES
The Fund seeks to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Fund is principally invested in high quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

                                                                  ABOUT THE FUND

     The Fund's principal investment strategies include:

- Investing principally in high-quality, tax-exempt municipal money-market securities issued by the states, counties, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations".

- Investing at least 80% of the value of the Fund's net assets in municipal obligations which are exempt from federal income tax, unless it has adopted a temporary defensive position. Interest received on certain otherwise tax-exempt securities ("private activity bonds") may be subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of the Fund to AMT; however, the Fund avoids buying any AMT paper.

- Investing in compliance with federal regulations designed to help maintain liquidity and the strict standards for credit quality, diversification and maturity.

    The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuer or, in some instances, the issuer itself. These obligations may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.


    The Fund will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc., SP-1 or SP-2 by Standard & Poor's Corporation or the equivalent. Municipal obligations which are not rated may also be purchased provided Reserve Management Co., Inc ("RMCI"), the Adviser, determines them to be of comparable quality pursuant to guidelines established by its Board of Trustees ("Trustees").


    The Fund may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

    The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined above. However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If the Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

ABOUT THE FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND.
The following factors could reduce a Fund's income level and/or share price:

- INTEREST RATES could rise sharply causing the value of the Fund's securities and share price to drop. Most of the Fund's performance depends on interest rates. When interest rates fall, the Fund's yields will typically fall as well.

- THE FUND IS NOT FDIC-INSURED. The Fund is a money-market fund which is a specific type of fund that seeks to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. However, the Fund has maintained a constant share price since inception, and will strive to continue to do so.

- THE FUND'S YIELD WILL VARY as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

- CREDIT QUALITY. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

- NON-DIVERSIFICATION. The Fund is non-diversified; therefore, performance is more dependent upon a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would in a diversified portfolio.

- CERTAIN PORTFOLIO HOLDINGS. The risks that the Fund is subject to include those risks associated with the market in general, as well as the types of securities held. The Fund concentrates its investments in municipal obligations which are volatile and there are risks associated with investing in a particular state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation can significantly affect the financial condition and credit quality of issuers of municipal securities. Further, investments that are secured by letters of credit or guarantees of banks are subject to the same risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments.

- MONEY-MARKET FUNDS V. EQUITY INVESTMENTS. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments, which entail higher levels of risk.

                                                                  ABOUT THE FUND

PERFORMANCE

The bar charts below show the Fund - Class R's annual returns for the past ten years, together with the best and worst quarters. Class designations were added to the Fund effective April 9, 2001. All outstanding shares of the Fund as of April 8, 2001 are now designated as Class R. The annual returns of the other classes (8, 15, 25, 35, 45, Treasurer's Trust and 75) will differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Returns as of December 31, 2000" table gives some indication of risk of an investment in the Fund. The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for Interstate Tax-Exempt Fund Class R

91   4.15%
92   2.59%
93   1.73%
94   2.05%
95   3.07%
96   2.61%
97   2.78%
98   2.68%
99   2.39%
00   3.16%

CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS: Best Quarter: 1Q 1991 1.07% Worst Quarter: 1Q 1994 0.38% Most Recent Calendar Quarter: 1Q 2001 0.59%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
1 YEAR                                                5 YEARS  10 YEARS
3.16%                                                   2.88%     3.08%


            For the Fund's current yields, call toll-free (800) 637-1700 or visit our web site at WWW.RESERVEFUNDS.COM.

ABOUT THE FUND

FEES & EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

FEE TABLE
SHAREHOLDER FEES*                        None
(Fees paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES FOR THE FUND
(Expenses are deducted from Fund assets)


                                                                                   TREASURER'S
                                  CLASS 8  CLASS 15  CLASS 25  CLASS 35  CLASS 45     TRUST     CLASS 75  CLASS R
                                  -------  --------  --------  --------  --------  -----------  --------  -------
Comprehensive Management
  Fee (**)                          0.08%     0.15%     0.25%     0.35%     0.45%       0.60%      0.55%    0.80%
12b-1 Fees                          0.00      0.00      0.00      0.00      0.00        0.00       0.20     0.20
                                  ------    ------    ------    ------    ------    --------     ------   ------
Total Operating Expenses            0.08%     0.15%     0.25%     0.35%     0.45%       0.60%      0.75%    1.00%
                                  ======    ======    ======    ======    ======    ========     ======   ======


------------


(*) The Fund will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity other than distributions and dividends for the past 12 consecutive months. Similarly, the Fund will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance fee". Shareholders may be subject to fees for redemption by wire or checks. There will be a fee of $100 or 2% of the amount redeemed, which ever is less, for all redemption checks less than $100,000 for Class 8, 15, 25, 35, 45, Treasurer's Trust and 75. There will be a fee of $2 or 2% of the amount redeemed, which ever is less, for all redemption checks less than $100 for Class R. There will be a fee of $100 or 2% of the amount redeemed, whichever is less, on all wire redemptions less than $1 million for Class 8; less than $500,000 for Class 15; less than $100,000 for Class 25, 35 and 45; and, for all wire redemptions (regardless of amount) that are not part of the daily sweep for Treasurer's Trust. Further, there will be a fee of $10 dollars or 2% of the amount redeemed, which ever is less, for all wire redemptions less than $10,000 for Class 75 and R.
(**) Comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share. It is expected that the Treasurer's Trust shareholder accounts will require subtransfer agency services, subaccounting services, and/or other services which are unique to the Treasurer's Trust shares, which are included in the comprehensive management fee.

                                                                  ABOUT THE FUND

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

    This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                      ONE YEAR  3 YEARS  5 YEARS  10 YEARS
                      --------  -------  -------  --------
Class 8                 $  8     $ 26     $ 45     $  103
Class 15                  15       48       85        192
Class 25                  26       80      141        318
Class 35                  36      113      197        443
Class 45                  46      144      252        567
Treasurer's Trust         61      192      335        750
Class 75                  77      240      417        930
Class R                  102      318      552      1,225


FUND MANAGEMENT
THE INVESTMENT ADVISER FOR THE RESERVE FUNDS is Reserve Management
Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI and its affiliates have provided investment advice to other mutual funds within the Reserve family of funds which as of February 28, 2001, had over $9 billion in assets under management.

    RMCI manages the investment portfolios of the Fund, subject to policies adopted by the Trustees. Presently, under the terms of the Investment Management Agreement with the Fund, RMCI is paid a comprehensive management fee. The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs.Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which each Fund it pays its direct or allocated share. The Interstate Tax-Exempt Fund, the Fund pays RMCI a comprehensive management fee according to the following schedule:


                                                                          TREASURER'S
CLASS 8                           CLASS 15  CLASS 25  CLASS 35  CLASS 45     TRUST     CLASS 75  CLASS R
-------                           --------  --------  --------  --------  -----------  --------  -------
              0.08%                  0.15%     0.25%     0.35%     0.45%       0.60%      0.55%    0.80%


    In addition, Class 75 and Class R pay a 12b-1 fee, which is described below. As of June 26, 1999, the Fund entered into a Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect, except for the comprehensive management fee structure. For the fiscal year ended May 31, 2000, RMCI received management fees under the investment management agreement previously in effect, as well as the comprehensive management fee agreement. For the fiscal year ended May 31, 2000, the Interstate Tax-Exempt Fund paid RMCI an aggregate fee of $2,228,804.

ABOUT THE FUND

THE FUND'S DISTRIBUTOR IS RESRV PARTNERS, INC. ("RESRV"), 1250 BROADWAY, NEW YORK, NY 10001-3701.
The Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution fees for the sale and distribution of its shares. Currently, only Class 75 and Class R participate in the plan. The maximum level of distribution expenses is 0.20% per year of the Fund's average net assets. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                    YOUR ACCOUNT

HOW TO BUY SHARES.
SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The Fund uses the amortized cost method of valuing its securities which does not take into account unrealized gains or losses. This is a standard calculation. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Fund.

MINIMUM INITIAL INVESTMENT


 REGULAR ACCOUNTS       -    $50 million for Class 8;
                             $20 million for Class 15;
                             $10 million for Class 25;
                             $7 million for Class 35;
                             $5 million for Class 45;
                             None for Treasurer's Trust;
                             $1 million for Class 75; and,
                             None for Class R.
 ALL IRA ACCOUNTS
 (Class Treasurer's
   Trust
   and R only)          -    $1,000


SUBSEQUENT INVESTMENT REQUIREMENTS


 REGULAR ACCOUNTS       -    $5 million for Class 8;
                             $1 million for Class 15;
                             None for Class 25;
                             None for Class 35;
                             None for Class 45;
                             None for Treasurer's Trust;
                             None for Class 75; and,
                             None for Class R.
 ALL IRA ACCOUNTS
 (Class Treasurer's
   Trust
   and R only)          -    $250

YOUR ACCOUNT

HOW TO PURCHASE

                    BY CHECK. (drawn on a U.S. bank). Please mail to or visit us at 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "Pay to the order of" line and make the check payable to The Reserve Funds.

                    BY WIRE. Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

                    THIRD PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

                    AUTOMATIC ASSET BUILDER. (Treasurer's Trust, Class 75 and Class R only).You may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

  ALL INVESTMENTS MUST BE IN U.S. DOLLARS. THIRD PARTY, FOREIGN AND TRAVELERS
           CHECKS, AS WELL AS CASH INVESTMENTS WILL NOT BE ACCEPTED.
PURCHASE ORDERS ARE NOT ACCEPTED ON DAYS THE EXCHANGE IS CLOSED FOR TRADING AND
                            REGIONAL BANK HOLIDAYS.

When purchasing shares, please keep in mind:
    - All checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and the Fund you wish to invest in, all money will be invested in the U.S. Government Fund under the sender's name until the correct information can be determined. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received.
    - For federal funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 AM (Eastern Time) of the amount to be transmitted and the account to be credited.
    - Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Checks delivered to the Fund's offices after 11:00 AM (Eastern Time) will be considered received the next business day.
    - Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Fund as a result.

SELLING SHARES. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by the Fund. The Fund usually transmits payments the same day when requests are received before 11:00 AM (Eastern Time) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a

                                                                    YOUR ACCOUNT
redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your request. You may sell shares by calling the Fund or with a letter of instruction. A shareholder will be charged redemption fees accordingly to the following schedule or 2% of the amount redeemed, whichever is less:


CHECK REDEMPTION FEES



CLASS 8            CLASS 15       CLASS 25       CLASS 35       CLASS 45       CLASS TT       CLASS 75        CLASS R
-------          -------------  -------------  -------------  -------------  -------------  -------------  -------------
       $100 on         $100 on        $100 on        $100 on        $100 on        $100 on        $100 on          $2 on
    redemption      redemption     redemption     redemption     redemption     redemption     redemption     redemption
   checks less     checks less    checks less    checks less    checks less    checks less    checks less    checks less
 than $100,000   than $100,000  than $100,000  than $100,000  than $100,000  than $100,000  than $100,000      than $100



WIRE REDEMPTION FEES



CLASS 8            CLASS 15       CLASS 25       CLASS 35       CLASS 45       CLASS TT       CLASS 75        CLASS R
-------          -------------  -------------  -------------  -------------  -------------  -------------  -------------
  $100 on wire    $100 on wire   $100 on wire   $100 on wire   $100 on wire   $100 on wire    $10 on wire    $10 on wire
redemption less     redemption     redemption     redemption     redemption    redemption,     redemption     redemption
          than       less than      less than      less than      less than    that is not      less than      less than
   $1 million         $500,000       $100,000       $100,000       $100,000    part of the        $10,000        $10,000
                                                                              Firm's daily
                                                                                     sweep


     THE FUND ASSUMES NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR
                                 MAILED FUNDS.

TELEPHONE REQUESTS. You may redeem by calling the Fund at 800-637-1700. Unless you decline telephone privileges on your application and the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with the signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

WRITTEN REQUESTS. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds. If you are redeeming your IRA, please call for the applicable withholding requirements.

SIGNATURE GUARANTEED. The following situations require written instructions along with signatures guaranteed.

    (1) redemptions for more than $10,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or
    (2) redemptions on accounts whose address has been changed within the past 30 days; or
    (3) redemption requests to be sent to someone other than the account owner or the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

YOUR ACCOUNT

SMALL BALANCES. Because of the expense of maintaining accounts with small balances, the Fund will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity other than distributions and dividends for the past 12 consecutive months. Similarly, the Fund will without prior notice either impose a "Small Balance fee" (currently $5 monthly) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance Fee". Some Firms may establish variations of minimum balances and fee amounts, if those variations are approved by the Fund.

THE FUND RESERVES CERTAIN RIGHTS.
The Fund reserves the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Further, the Fund reserves the right to:
    -  refuse any purchase or exchange request,
    -  change or discontinue its exchange privilege,
    -  change its minimum investment amounts,
    - to liquidate an account without notice and remit the proceeds, if an account becomes burdensome within the Fund's discretion,
    - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and
    - to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

ACCOUNT STATEMENTS. Shareholders are advised to retain all account statements. You must notify us no later than sixty (60) days after Reserve sent you the statement on which a problem or error first appeared.

SHAREHOLDER COMMUNICATIONS. The Fund will not send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

                                                                ACCOUNT SERVICES

CHECKING, VISA AND ATM ACCESS. (Treasurer's Trust, Class 75 and Class R only).You may redeem shares of the Fund by using your Reserve checks and VISA Check Card. Once you complete an application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; signature or payee is missing; or, is written against accounts with insufficient or uncollected funds. Please do not use your checks to close your account. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA Check Card at ATM's to receive cash; shareholders will not be charged by The Reserve Funds to use an ATM, but may be charged a surcharge by the ATM owner. Further, there may be separate fees incurred for obtaining a VISA card.


EXCHANGE PRIVILEGE. Investors can exchange all or some of the shares offered for shares in other Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges.

INDIVIDUAL RETIREMENT ACCOUNTS. (Treasurer's Trust, Class 75 and Class R only). Investors may use the Fund as an investment for Individual Retirement Accounts ("IRAs"). Information regarding administration fees and other details is available from the Fund at 800-637-1700.

RESERVE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances, check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity through On-line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

DIVIDENDS & TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws, which affect the Fund and their shareholders, are subject to change and may be retroactive.

The Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes. Dividends derived from the interest earned on municipal obligations and designated by the Fund as "exempt-interest dividends" are not subject to federal income taxes. Any distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income. Any distributions of net realized long-term capital gains earned by the Fund, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been owned by the shareholder. The tax status of dividends and distributions will be detailed in an annual tax statement from the Fund.

The Fund declares dividends each day the Exchange is open. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Any net capital gains realized will be distributed once a year. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested otherwise on the Account Application or in writing to the Fund.

BACKUP WITHHOLDING. As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. However, special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that the Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

                                                            FINANCIAL HIGHLIGHTS

     Contained below is per share operating performance data for a share of beneficial interest outstanding of the Fund - Class R for the periods as indicated. Class designations were added to the Funds effective April 9, 2001. All outstanding shares of the Fund as of April 8, 2001 are now designated as Class R. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. Except where noted, this information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling 800-637-1700.

                                                       PERIOD
                                                       ENDED
                                                    NOVEMBER 30,             FOR FISCAL YEARS ENDED MAY 31,
                                                        2000      -----------------------------------------------------
                                                    (UNAUDITED)     2000       1999       1998       1997       1996
                                                    -----------     ----       ----       ----       ----       ----
Net asset value beginning of year.................    $1.0000      $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                                      -------      -------    -------    -------    -------    -------
Net investment income from investment
  operations......................................      .0162        .0267      .0242      .0279      .0256      .0285
Less dividends from net investment income.........     (.0162)      (.0267)    (.0242)    (.0279)    (.0256)    (.0285)
                                                      -------      -------    -------    -------    -------    -------
Net asset value at end of year....................    $1.0000      $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                                      =======      =======    =======    =======    =======    =======
Total Return......................................       3.23%(a)     2.67%      2.42%      2.79%      2.56%      2.85%
RATIOS/SUPPLEMENTAL DATA
---------------------------------------
Net assets end of year (millions).................    $ 305.1      $ 271.9    $ 292.6    $ 352.9    $ 306.2    $ 292.1
Ratio of expenses to average net assets...........       1.00%(a)     1.00%      1.00%       .97%      1.04%      1.04%
Ratio of net investment income to average net
  assets..........................................       3.23%(a)     2.60%      2.38%      2.75%      2.52%      2.80%

---------------------

(a)  Annualized

                                ---------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                ---------------

This Prospectus contains the information about The Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in the Fund, describe Fund performance, include financial statements for the Fund, and discuss market conditions and strategies that significantly affected the Fund's performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the Edgar database of the SEC's web site (http:// www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

[LOGO]
1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700--www.reservefunds.com

Distributor--Resrv Partners, Inc.
RTET/inter-04/2001

SEC File Number
Reserve Tax-Exempt Trust
811-3696

      [LOGO]

      INTERSTATE TAX-EXEMPT FUND

      CLASS 8

      CLASS 15

      CLASS 25

      CLASS 35

      CLASS 45

      TREASURER'S TRUST

      CLASS 75
      CLASS R

      PROSPECTUS
      JULY 31, 2000,
      AS SUPPLEMENTED ON APRIL 9, 2001